SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : DECEMBER 1, 2003

                          COMMISSION FILE NO. 000-31631


                          TRANS MAX TECHNOLOGIES, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Nevada                                         42-1599830
--------------------------------              ---------------------------------
(STATE  OR OTHER JURISDICTION OF              (IRS EMPLOYER IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


                200 Trade Zone Drive, Ronkonkoma, New York 11779
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (631) 285-7101
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)


                          Perma-Tune Electronics, Inc.
                              199 Trade Zone Drive
                           Ronkonkoma, New York 11779
                           --------------------------
                            (FORMER NAME AND ADDRESS)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 21, 2003, the Registrant's majority stockholders held an annual meeting of stockholders whereby the majority stockholders elected Peter Mergenthaler and Paul Cervino to serve as directors; approved a Plan of Merger between Trans Max Technologies, Inc., a Nevada corporation, and Perma-Tune Electronics, Inc., a Texas corporation (the "Plan"); ratified the appointment of Ham, Langston & Brezina, LLP as the Registrant's independent auditors; and approved a Non-Qualified Stock Option Plan for 5,000,000 post forward-stock split shares.

Pursuant to the Plan, Perma-Tune Electronics, Inc. ("Perma-Tune") merged with and into Trans Max Technologies, Inc. ("Trans Max"). As a result of the Plan, the Registrant:

-    Changed  its  domicile  from  Texas  to  Nevada;

- Affected a 2:1 forward stock split effective December 2, 2003, whereby the shareholders of the common stock of Perma-Tune will automatically receive an additional share of newly issued common stock of Trans Max for each share of Perma-Tune owned resulting in shareholders owning two shares of the Registrant's common stock for every one share of common stock owned prior to the Plan;

- Changed its name from Perma-Tune Electronics, Inc. to Trans Max Technologies, Inc. effective December 1, 2003; and

-    Changed  its  stock  symbol  from  PTUN to TMXT effective December 1, 2003.


On July 23, 2003, Trans Max Technologies, Inc., a Florida corporation and wholly-owned subsidiary of the Registrant ("Trans Max FL"), merged with and into Perma-Tune Electronics, Inc., a Nevada corporation ("Perma-Tune NV"). As a result of the merger, Trans Max FL ceased to exist and Perma-Tune NV became a wholly-owned subsidiary of the Registrant. The operations of the Registrant are conducted through Perma-Tune NV which uses its plant, equipment and other physical property in the research, development, and production of high-performance ignition systems.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

     2.1 Plan of Merger between Trans Max Technologies, Inc. and Perma-Tune Electronics, Inc.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trans  Max  Technologies,  Inc.


December  2,  2003

/s/  Peter  Mergenthaler
-----------------------------------------
     Peter  Mergenthaler
     Chief  Executive  Officer

EXHIBIT 2.1


                               PLAN OF MERGER FOR
                        TRANS MAX TECHNOLOGIES, INC. AND
                          PERMA-TUNE ELECTRONICS, INC.

     THIS PLAN OF MERGER ("Plan'') is entered into on November 21, 2003 by Perma-Tune Electronics, Inc. ("Acquired Corporation"), a corporation incorporated under the laws of Texas and Trans Max Technologies, Inc. ("Surviving Corporation"), a corporation incorporated under the laws of Nevada.

                                    ARTICLE 1
                                 PLAN OF MERGER

ADOPTION OF PLAN

     1.01. A plan of merger of Acquired Corporation and Surviving Corporation under the provisions of Article 5.04 of the Texas Business Corporation Act, Nevada Revised Statutes Section NRS 92A.110 and Section 368(a)(1)(A) of the Internal Revenue Code is adopted as follows:

(a) On the effective date of the merger as set forth in Article 1.02 of the Plan of Merger, Acquired Corporation will be merged into Surviving Corporation, to do business and be governed by the laws of Nevada.

(b)  Surviving  Corporation's  name  will  be:  Trans  Max  Technologies,  Inc.

(c) When this Plan becomes effective, the existence of Acquired Corporation as a distinct entity will cease. At that time, Surviving Corporation will succeed to all the rights, title, and interests to all property owned by Acquired
Corporation, without reversion or impairment, without any further act, and without any transfer or assignment having occurred, but subject to any existing liens or other encumbrances on the property. Surviving Corporation also will be subject to all the debts and obligations of Acquired Corporation as the primary obligor, except as otherwise provided by law or contract, and only Surviving Corporation will be liable for the debt or obligation.

(d) Surviving Corporation will carry on business with the assets of the parties to the merger, as these corporations existed immediately prior to the merger.

(e) The shareholders of Acquired Corporation will surrender all of their shares or other securities in the manner set forth in this Plan.

(f) In exchange for the shares of Acquired Corporation surrendered by its shareholders, Surviving Corporation will issue and transfer to those shareholders, on the basis set forth in this Plan, shares of its common stock or other securities.

(g) Prior to the Plan, Surviving Corporation is a wholly owned subsidiary of Acquired Corporation.

EFFECTIVE  DATE

     1.02. The effective date of the merger ("Effective Date"), will be the date when a certificate of merger is issued by the Secretary of State of the State of Nevada.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

ACQUIRED CORPORATION

     2.01. As a material inducement to Surviving Corporation to execute this Plan and perform its obligations under this Plan, Acquired Corporation represents and warrants to Surviving Corporation as follows:

(a) Acquired Corporation is a corporation duly organized, validly existing, and in good standing under the laws of Texas, with corporate power and authority to own, lease, and operate property and carry on its business as it is now being conducted. A copy of the certificate of incorporation and the bylaws of Acquired Corporation, including all amendments, effective as of the date of this Plan, have been delivered to Surviving Corporation, and are complete and correct.

(b) Acquired Corporation has an authorized capitalization of 50,000,000 shares, consisting on the date immediately prior to the effective date of this Plan of 50,000,000 shares of common stock, $.001 par value per share, of which 17,702,079 shares are validly issued, outstanding, and fully paid, and no shares of preferred stock. In addition, there are warrants outstanding which expire on December 31, 2003. A copy of the Articles of Incorporation of Perma-Tune
Electronics,  Inc.,  as  amended,  is  attached  hereto  as  Exhibit  A.

(c) Acquired Corporation has furnished Surviving Corporation with Acquired Corporation's audited balance sheet as of December 31, 2002 (the "Balance Sheet Date") and the related audited statement of income for the year ended December 31, 2002 as well as the unaudited financial statements for the three and nine months ending September 30, 2003. The financial statements referred to in this subparagraph (c):

     (i)  Are  in accordance with the books and records of Acquired Corporation;

     (ii) Fairly represent the financial condition of the Acquired Corporation as of the described dates and the results of its operations as of and for the periods specified; and

     (iii) Contain and reflect, (A) reserves for all liabilities, and costs in excess of expected receipts and (B) all discounts and refunds in respect of service and products already rendered or sold that are reasonably anticipated and based on events or circumstances in existence or likely to occur in the future with respect to any of Acquired Corporation's contracts or commitments.

     (iv) Specifically, but not by way of limitation, the Balance Sheet all of the debts, liabilities, and obligations of any nature, whether absolute, accrued, or contingent, of Acquired Corporation at the Balance Sheet Date, including appropriate reserves for all taxes due at such date but not yet payable.

(d) All required federal, state, and local tax returns of Acquired Corporation have been accurately prepared and timely filed, and Acquired Corporation has paid all federal, state, and local taxes required to be paid with respect to the periods covered by such returns. Acquired Corporation has not been delinquent in the payment of any tax, assessment, or governmental charge. Acquired Corporation has never had any tax deficiency proposed or assessed against it. Neither the federal income tax returns nor state franchise tax returns of the Acquired Corporation have ever been audited by governmental authorities.

(e)  Acquired  Corporation  has  the  following  securities  outstanding:
17,702,079 shares of common stock, and no shares of preferred or convertible preferred stock. There are warrants outstanding to purchase shares of common stock.

(f) Since the Balance Sheet Date, there has not been any material adverse change in the financial condition, business, and assets or other properties of the Acquired Corporation that alters or impairs its ability to conduct its business, including labor difficulties, market conditions, or any other event of any character.

(g) To its knowledge, no actions, suits, or other legal proceedings are pending or threatened against Acquired Corporation before or by any federal, state, or municipal court, department, board, bureau, or agency.

SURVIVING  CORPORATION

     2.02. As a material inducement to Acquired Corporation to execute and perform its obligations under this plan, Surviving Corporation represents and warrants to Acquired Corporation as follows:

(a) Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, with corporate power and authority to own property and carry on its business as it is now being conducted.

(b) Surviving Corporation has an authorized capitalization on the date of this Plan of 210,000,000 shares, consisting on the date of this Plan of 200,000,000 shares of common stock, $.001 par value per share, of which one (1) share is validly issued, outstanding, and fully paid, and 10,000,000 shares of preferred stock, $.001 par value per share, of which no shares have been issued. A copy of the Articles of Incorporation of Trans Max Technologies, Inc. is attached hereto as Exhibit B.

As of the date of this Plan, one (1) share of the common stock is validly issued and outstanding, fully paid, and nonassessable.

SECURITIES  LAW

     2.03. The parties to the merger warrant to arrange mutually for and manage all necessary procedures under the requirements of federal, Nevada and Texas securities laws and the related supervisory commissions to ensure that this Plan is properly processed to comply with all federal and state registration requirements, or to take full advantage of any lawful and applicable exemptions from registration.

                                    ARTICLE 3
            TERMS, CONDITIONS, AND PROCEDURES PRIOR TO EFFECTIVE DATE

SUBMISSION  TO  SHAREHOLDERS  AND  FILING

     3.01. This Plan was submitted for approval to the shareholders of the merging parties and 16,840,841 out of 17,633,331 or 95.5% of the shares eligible to vote of the Acquired Corporation approved this Plan and one share out one share or 100% of the shares eligible to vote of Surviving Corporation approved this Plan.

CONDITIONS  PRECEDENT  TO  OBLIGATIONS  OF  ACQUIRED  CORPORATION

     3.02. Except as expressly waived in writing by Acquired Corporation, all of the obligations of Acquired Corporation are subject to Surviving Corporation's satisfaction of each of the following conditions on or before the Effective Date:

(a) The representations and warranties made by Surviving Corporation to Acquired Corporation in Article 2 of this Plan will be deemed to have been repeated on the Effective Date and will on that date be true and correct in all material respects. If Surviving Corporation discovers any material error, misstatement, or omission in those representations and warranties on or before the Effective Date, it must report that discovery immediately to Acquired Corporation and must either correct the error, misstatement, or omission or obtain a written waiver from Acquired Corporation.

(b) Surviving Corporation must have performed and complied with all applicable covenants, agreements and conditions required by this Plan on or before the Effective Date.

(c) No action or proceeding by any governmental body or agency must have been threatened, asserted, or instituted to restrain or prohibit the carrying out of the transactions contemplated by this Plan.

(d) All corporate and other proceedings and actions taken in connection with the transactions contemplated and all certificates, opinions, agreements, instruments, and documents must be satisfactory in form and substance to counsel for the Acquired Corporation.

CONDITIONS  PRECEDENT  TO  OBLIGATIONS  OF  SURVIVING  CORPORATION

     3.03. Except as waived in writing by Surviving Corporation, all of the obligations of Surviving Corporation under this Plan are subject to fulfillment of each of the following conditions on or before the Effective Date,:

(a) The representations and warranties of Acquired Corporation in this Plan and in any document delivered under this Plan are deemed to have been repeated in full on the Effective Date and must on that date be true and correct in all material respects. If Acquired Corporation discovers any material error, misstatement, or omission in those representations and warranties on or before the Effective Date, it must report that discovery immediately to Surviving Corporation and must either correct the error, misstatement, or omission or obtain a written waiver from Surviving Corporation.

(b) Acquired Corporation must have performed and complied with all applicable covenants, agreements and conditions in this Plan on or before the Effective Date.

(c) No action or proceeding by any governmental body or agency will have been threatened, asserted, or instituted to restrain or prohibit the completion of the transactions contemplated by this Plan.

(d) All corporate and other proceedings and actions taken in connection with the transactions contemplated and all certificates, opinions, agreements, instruments, and documents must be satisfactory in form and substance to counsel for the Surviving Corporation.

INTERIM  CONDUCT  OF  BUSINESS;  LIMITATIONS

     3.04. (a) Except as limited by this paragraph 3.04, pending consummation of the merger, each of the parties to the merger will carry on its business in substantially the same manner as prior to the date of this Plan and will use its best efforts to maintain its business organization intact, to retain its present employees, and to maintain its good will in relationships with suppliers and others transacting business with the entity.

(b) Except with the prior consent in writing of Surviving Corporation, pending consummation of the merger, Acquired Corporation will not enter into any transaction other than those involved in carrying on its ordinary course of business.

EXPENSES

     3.05. (a) If the merger set forth in this Plan is consummated, Surviving Corporation will pay all costs and expenses of the merger.

(b) If the merger set forth in this Plan is not consummated, each party to this Plan will pay its own costs and expenses incident to the contemplated merger.

                                    ARTICLE 4
                      MANNER AND BASIS OF CONVERTING SHARES

MANNER  OF  CONVERTING  SHARES

     4.01. The holders of shares of Acquired Corporation will receive an additional share of stock promptly after the Effective Date. Manhattan Stock Transfer will issue one share for each share of Acquired Corporation owned by shareholders of record so that shareholders of Acquired Corporation will end up with 2 shares in Surviving Corporation for every share they previously owned in Acquired Corporation. Shareholders may send their shares in Acquired Corporation to the transfer agent to be reissued in the name of Surviving Corporation.

BASIS  OF  CONVERTING  SHARES

     4.02. (a) The shareholders of Acquired Corporation will be entitled to receive two (2) shares of common stock of Surviving Corporation, each of $.001 par value, to be distributed on the basis of two (2) shares for each one (1) share of common stock of Acquired Corporation.

CAPITAL  STRUCTURE  OF  SURVIVING  CORPORATION

     4.03. (a) There is currently one (1) outstanding share of common stock of Surviving Corporation.

(b) After the Effective Date, Surviving Corporation will have a total of 210,000,000 shares of authorized stock, which are divided into 200,000,000 shares of common stock which are of a par value of $.001 per share and 10,000,000 shares of preferred stock which are of a par value of $.001 per share. After the Effective Date, Surviving Corporation will have 35,404,158 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. All warrants of Acquired Corporation will have the same rights and conditions with Surviving Corporation taking into account the 2:1 forward stock split.

                                    ARTICLE 5
                             DIRECTORS AND OFFICERS

DIRECTORS  AND  OFFICERS  OF  SURVIVING  CORPORATION

     5.01. The present board of directors of Acquired Corporation will serve as the board of directors of Surviving Corporation until the next annual meeting or until their successors have been elected and qualified.

     5.02. All persons who on the Effective Date are executive or administrative officers of Acquired Corporation will become officers of Surviving Corporation until its board of directors determines otherwise. Surviving Corporation's board of directors may elect or appoint additional officers as it deems necessary.

                                    ARTICLE 6
                      ARTICLES OF INCORPORATION AND BYLAWS

ARTICLES  OF  INCORPORATION  OF  SURVIVING  CORPORATION

     6.01. The Articles of Incorporation of Trans Max Technologies, Inc. shall be the Articles of Incorporation of Surviving Corporation at the Effective Date. Such Articles of Incorporation, as existing on the Effective Date, will continue in full force until altered, amended, or repealed as provided in such Articles of Incorporation, the Bylaws or as provided by law. The Articles of Incorporation of Perma-Tune Electronics, Inc. will cease to exist.

SURVIVING  CORPORATION'S  BYLAWS

     6.02. The Bylaws of Trans Max Technologies, Inc. shall be the Bylaws of Surviving Corporation at the Effective Date. Such Bylaws, as existing on the Effective Date, will continue in full force until altered, amended, or repealed as provided in such Bylaws, the Articles of Incorporation or as provided by law. The Bylaws of Perma-Tune Electronics, Inc. will cease to exist.

                                    ARTICLE 7
                   SURVIVAL OF WARRANTIES AND INDEMNIFICATION

NATURE  AND  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES

     7.01. All statements contained in any memorandum, certificate, letter, document, or other instrument delivered by or on behalf of Acquired Corporation, Surviving Corporation, or the shareholders of any party to the Plan of Merger will be deemed representations and warranties made by such parties, respectively, to each other under this Plan. The representations and warranties of the parties and the shareholders will survive for a period of three (3) years following the Effective Date and will survive despite any inspections, examinations, or audits made on behalf of the parties and the shareholders.

INDEMNIFICATION

     7.02. On or before the Effective Date, Acquired Corporation will obtain from its shareholders an agreement to indemnify and hold harmless Surviving Corporation against all damages, as defined in this paragraph 7.02. The term "Damages," as used in this paragraph, includes any claim, action, demand, loss, cost, expense, liability, penalty, and other damage, including but not limited to, counsel fees and other costs and expenses incurred in attempting to avoid damages or in enforcing this indemnity agreement, resulting to Surviving Corporation from:

(a)  Any  inaccurate  representation  made  by  or  on  behalf  of  the Acquired
Corporation  or  its  shareholders  in  or  under  this  Plan;

(b) Breach of any of the warranties in or under this Plan made by or on behalf of Acquired Corporation or its shareholders;

(c) Breach or default in the performance by Acquired Corporation of any applicable obligations specified in this Plan; or

(d) Breach or default in the performance by Acquired Corporation's shareholders of any of the applicable obligations specified in the agreement delivered by them to Surviving Corporation under this Plan.

The shareholders will reimburse Surviving Corporation on a pro rata basis according to the number of shares owned by each for any payment made or loss suffered by Surviving Corporation at any time after the Effective Date, based on the judgment of any court of competent jurisdiction or under a bona fide compromise or settlement of claims, demands, or actions, regarding any damages described in this paragraph. Shareholders must discharge their obligations to Surviving Corporation by the payment of cash on demand. The shareholders will have the opportunity to defend any claim, action, or demand asserted against Surviving Corporation for which Surviving Corporation claims indemnity against the shareholders, provided that: (i) the defense is conducted by counsel reasonably approved by Surviving Corporation; (ii) the defense is expressly assumed in writing within ten (10) days after written notice of the claim, action, or demand is given to the shareholders; and (iii) Surviving Corporation's counsel may participate at all times and in all proceedings, formal and informal, relating to the defense, compromise, and settlement of the claim, action, or demand, at the expense of Surviving Corporation.

                                    ARTICLE 8
                                   ABANDONMENT

CIRCUMSTANCES  ALLOWING  TERMINATION  AND  ABANDONMENT

     8.01. This Plan may be terminated and the merger may be abandoned at any time before the Effective Date, even after the Articles of Merger have been filed with the Nevada Secretary of State.

(a) The board of directors of any party to the merger may abandon this Plan before the Articles of Merger are filed with the Nevada Secretary of State.

(b) To abandon this Plan after the Articles of Merger have been filed with the Nevada Secretary of State, an officer or authorized representative must file a statement with the Secretary of State executed on behalf of each party to the merger declaring that the Plan has been abandoned in accordance with the terms of this Plan and Section 92A.175 of the Nevada Revised Statutes. The statement must be filed before the Effective Date of the merger.

(c) Regardless of whether the Articles of Merger have been filed with the Nevada Secretary of State, this Plan may be abandoned under the following conditions:

     (i) The number of shareholders dissenting from the merger is so large that the merger is deemed inadvisable or undesirable in the opinion of the board of directors of either party to the merger.

     (ii) Any material litigation or proceeding has been instituted or threatened against another party to the merger or any of its assets, that renders the merger inadvisable or undesirable in the opinion of the board of directors of either party to the merger.

     (iii) Any legislation has been enacted that, in the opinion of the board of directors of either party to the merger, renders the merger inadvisable or undesirable.

     (iv) After the date of execution of this Plan there has been, in the opinion of the board of directors of either party to the merger, any materially adverse change in the business or condition, financial or otherwise, of another party to the merger.

(d) At the election of Surviving Corporation's board of directors if, without the prior consent in writing of Surviving Corporation, Acquired Corporation has entered into any transaction other than those involved in the ordinary course of business.

NOTICE  OF  AND  LIABILITY  ON  TERMINATION  OF  PLAN

     8.02.  If  an  election  is made to abandon this Plan under paragraph 8.01:

(a) An officer or authorized representative of the party whose board of directors has made the election must give immediate written notice of the election to the other party to the merger.

(b) When notice has been properly effected as provided in subparagraph (a), and when an appropriate statement has been filed with the Secretary of State pursuant to this section 8.01(b), this Plan will terminate and the proposed merger will be abandoned. Except for payment of its own costs and expenses incident to this Plan, there will be no liability on the part of either party to the merger as a result of the abandonment.

                                    ARTICLE 9
                         ENFORCEMENT AND INTERPRETATION

FURTHER  ASSURANCES  AND  ASSIGNMENTS

     9.01. Acquired Corporation agrees that when requested by Surviving Corporation or by its successors or assigns, Acquired Corporation will execute and deliver or cause to be executed and delivered all deeds and other instruments necessary to consummate the transaction that is the subject of this Plan. Acquired Corporation also agrees to take or cause to be taken any further actions, assignments, or assurances that are necessary to vest, perfect, and conform title of Surviving Corporation to all the property, rights, privileges, powers, and franchises referred to in Article 1 of this Plan, and otherwise necessary to carry out the intent and purposes of this Plan.

NOTICES

     9.02. Any notice or other communication required or permitted by this Plan, with the exception of the filing of a statement of abandonment under paragraph 8.01(b), will be deemed to be given when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, addressed:

(a) In the case of Acquired Corporation, to: 200 Trade Zone Drive, Ronkonkoma, New York 11779, or to any other person or address that Acquired Corporation may designate in writing on proper notice to Surviving Corporation.

(b) In the case of Surviving Corporation, to: 200 Trade Zone Drive, Ronkonkoma, New York 11779, or to any other person or address that Surviving Corporation may designate in writing on proper notice to Acquired Corporation.

ENTIRE  AGREEMENT  AND  COUNTERPARTS

     9.03. This instrument and any exhibits attached to and incorporated into the instrument contain the entire agreement between the parties with respect to the transaction contemplated by this Plan. It may be executed in any number of counterparts; however, all counterparts taken together will constitute one original.

CONTROLLING  LAW

     9.04. The validity, interpretation, and performance of this Plan is controlled by and construed under the laws of Nevada, the state in which this Plan is being executed.

FAXED  COPIES

     9.05. For purposes of this plan, a faxed signature will constitute an original signature.

     IN WITNESS WHEREOF, (i) the Surviving Corporation has caused this Plan to be signed by the President of the Surviving Corporation and attested by the Secretary of the Surviving Corporation pursuant to authorization contained in a resolution adopted by the Directors of the Surviving Corporation approving this Plan and (ii) the Acquired Corporation has caused this Plan to be signed by the President of the Acquired Corporation and attested by the Secretary of the Acquired Corporation pursuant to authorization contained in a resolution adopted by the Directors of the Acquired Corporation approving this Plan.

                              PERMA-TUNE  ELECTRONICS,  INC.,
                              a  Texas  corporation
ATTEST:
                              By:/s/ Peter Mergenthaler
                                 -------------------------------
                                 Peter  Mergenthaler,  President


                                 /s/ Paul M. Cervino
                                 -------------------------------
                                 Paul  M.  Cervino,  Secretary


                              TRANS  MAX  TECHNOLOGIES,  INC.,
                              a  Nevada  corporation
ATTEST:
                              By:/s/ Peter Mergenthaler
                                 -------------------------------
                                 Peter  Mergenthaler,  President

By:
                                 /s/ Paul M. Cervino
                                 -------------------------------
                                 Paul  M.  Cervino,  Secretary

     The undersigned, Paul M. Cervino, as Secretary of Trans Max Technologies, Inc., a Nevada corporation, hereby certifies that the foregoing Merger was duly approved by the affirmative vote of the Directors and Sole Shareholder.

     WITNESS  my  hand  this  the  21st  day  of  November  2003.

                              /s/ Paul M. Cervino
                              ------------------------------
                              Paul  M.  Cervino,  Secretary

     The undersigned, Paul M. Cervino, as Secretary of Perma-Tune Electronics, Inc., a Texas corporation, hereby certifies that the foregoing Merger was duly adopted by the unanimous consent of the directors of Perma-Tune Electronics, Inc.

     WITNESS  my  hand  this  the  21st  day  of  November  2003

                              /s/ Paul M. Cervino
                              ------------------------------
                              Paul  M.  Cervino,  Secretary